TERM SHEET DATED November 3, 2000

Credit Suisse First Boston Mortgage Securities Corp.
Depositor

Credit Suisse First Boston Mortgage Capital LLC
Seller

New Century
Mortgage Corporation
Servicer

Option One
Mortgage Corporation
Servicer

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Loan Trust, Series 2000-HE1
$1,000,000,000 (Approximate)

**Subject to Revision**

SELLER:	Credit Suisse First Boston Mortgage Capital LLC ("Credit Suisse First Boston")
SERVICERS:	Option One Mortgage Corporation ("Option One") New Century Mortgage Corporation ("New Century")

TRUSTEE:	U.S. Bank Trust National Association (a subsidiary of U.S. Bank National Association)
SOLE UNDERWRITER:	Credit Suisse First Boston Corporation

OFFERED SECURITIES

                                                                                         MODIFIED
         TRANCHE                    RATINGS   AVERAGE LIFE                              DURATION
CLASS     TYPE       PRINCIPAL     (M/F)(2)     (YRS)(1)     FIRST PAY   LAST PAY(1)    (YRS) (1)

 A1       Senior    $410,000,000    Aaa/AAA       2.42         1/01          7/08         2.03
 A2       Senior     410,000,000    Aaa/AAA       2.42         1/01          7/08         2.03
 M1      Mezzanine    72,500,000    Aa2/AA        5.11         4/04          7/08         4.08
 M2      Mezzanine    47,500,000     A2/A         5.05         2/04          7/08         3.98
  B     Subordinate   60,000,000   Baa3/BBB-      5.01         1/04          7/08         3.80

(1)     To 10% call. (2)     Rated by Moody's and Fitch.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:	December 1, 2000

EXPECTED PRICING:	On or about November 1, 2000

EXPECTED SETTLEMENT:	Expected to settle flat on December 15, 2000 (the actual date of closing, the "Closing Date).

RECORD DATE:	With respect to any Distribution Date, the business day immediately preceding the distribution date.

DISTRIBUTION DATE:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on January 15, 2001.

INTEREST ACCRUAL:	Interest on the Class A Certificates, Class M1, Class M2 and Class B Certificates will accrue interest for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; interest paid on actual number of days during the period with a 360 day year.

CROSS COLLATERALIZATION:	None.

ERISA:	The Class A Certificates, the Class M1 and the Class M2 are ERISA eligible. Other classes may not be ERISA eligible.

SMMEA:	The Class A Certificates and Class M1, Class M2 and the Class B certificates are expected to constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

TAX STATUS:	REMIC for federal income tax purposes.

CERTIFICATE RATING:	It is a condition to the issuance of the Class A Certificates that they receive ratings of "AAA" from Fitch Inc. ("Fitch") and "Aaa" from "Moody's Investors Service, Inc. ("Moody's"), that the Class M1 Certificates receive a rating of "AA" from Fitch and "Aa2" from Moody's, that the M2 Certificates receive a rating of at least "A" from Fitch and "A2" from Moody's, and that the Class B Certificates receive a rating of at least "BBB-" from Fitch and "Baa3" from Moody's.

CLASS A CERTIFICATES:	Class A1 and the Class A2 Certificates.

STEP DOWN DATE:	The later to occur (a) January 2004, or (b) when the Class A Certificates are paid to zero.

TRIGGER EVENT:	When the percentage of mortgage loans that are 60 days or more delinquent exceed 40% of the related Credit Enhancement Percentage.

OPTIONAL REDEMPTION:	The Servicer or an affiliate has the right to exercise the 10% optional clean-up call.

P&I ADVANCES:	Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance principal and interest on the related mortgage loan.

CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT

                                Credit Enhancement Tables
                                ----------------------------------------------------------------------
                                    AAA                  AA                   A                 BBB
                                ENHANCEMENT         ENHANCEMENT          ENHANCEMENT        ENHANCEMENT
                                PERCENTAGE           PERCENTAGE          PERCENTAGE         PERCENTAGE
        ------------------- -------------------- ------------------- -------------------- ----------------

        Initially
        (After OC Buildup)

        Subordination            18.00%               10.70%               6.00%

        Overcollateralization     2.00%                2.00%               2.00%             2.00%

        Total Enhancement        20.00%               12/70%               8.00%             2.00%

        After Anticipated
        Stepdown

        Subordination            36.00%               21.50%              12.00%

        Overcollateralization     4.00%                4.00%               4.00%             4.00%

        Total Enhancement        40.00%               25.50%              16.00%             4.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

OVERCOLLATERALIZATION:	An initial overcollateralization of 0.00% building to 2.00% of original principal balance, stepping down on the Stepdown Date to 4.00% of the then current principal balance, subject to the Overcollateralization Floor.

Overcollateralization Floor: 0.50% of the pool balance at the Cut-Off Date.

INTEREST DISTRIBUTIONS:	Interest Collections (net of the Servicing Fee) will generally be allocated in the following priority:

1.	Trustee Fee
2.	Cap Fee
3.	Class A Certificates current interest plus unpaid interest shortfalls.
4.	M1 current interest.
5.	M2 current interest.
6.	Pari-Passu Class B current interest and unrated IO interest.
7.	Principal in accordance with "Principal Distributions" as described below.
8.	Build overcollateralization to the target level.
9.	Unpaid interest shortfalls and reimbursements of principal writedowns in that order first to the Class M1, then to the Class M2, then to Class B, and then to Class B-I0.
10.	Reimbursement for prepayment interest shortfalls first to the Class A, then to the Class M1, then to the Class M2 and then to Class B.

PRINCIPAL DISTRIBUTIONS:	Collections of Principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.	Pay the Class A Certificates to zero.

2.	Pay Classes M1, M2 and B sequentially to zero.

Collections of Principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.	Pay the Class A Certificates to their targeted enhancement level.

2.	Pay the Class M1 certificates to their targeted enhancement level.

3.	Pay the Class M2 certificates to their targeted enhancement level.

4.	Pay the Class B certificates to their targeted enhancement level.

PRICING SPEED:	26% CPR

SERVICING FEE:	The servicing fee of 0.50% will be paid before interest on all bonds.

TRUSTEE FEE:	.0035%

AVAILABLE FUNDS CAP:	The Certificates will generally be subject to an available funds cap equal to
For Classes A, M1, M2, and B: WAC LESS the sum of (expressed as a percentage across outstanding balance);

a) Applicable portion of the Servicing Fee, the Trustee Fee, the Cap Fee.

b) For the first 30 Distribution Dates only, the product of (i) 8.30% and (ii) the lesser of (x) $45 million and (y) the outstanding principal balance.

AVAILABLE FUNDS CAP CARRY FORWARD
If interest collections at a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution date (the "Carry Forward Amount"). Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

COUPON STEP-UPS:	On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on Class A Certificates will double and the margin on the M1, M2, and B certificates will go up by 50%.

UNRATED IO:	For the first 30 Distribution Dates only, the product of (i) 8.30% and (ii) the lesser of (x) $45MM and (y) the outstanding balance (interest on non-offered B-I0);

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

AVAILABLE FUNDS CAP SCHEDULE

--------------------------------------------    --------------------------------------------
 Period           Date          Funds Cap        Period            Date         Funds Cap
--------------------------------------------    --------------------------------------------

  0                                                  43             6/15/2004      15.43
  1             12/15/2000         9.56              44             7/15/2004      15.43
  2              1/15/2001         9.55              45             8/15/2004      15.43
  3              2/15/2001         9.54              46             9/15/2004      16.15
  4              3/15/2001         9.53              47            10/15/2004      16.15
  5              4/15/2001         9.52              48            11/15/2004      16.15
  6              5/15/2001         9.51              49            12/15/2004      16.15
  7              6/15/2001         9.50              50             1/15/2005      16.15
  8              7/15/2001         9.49              51             2/15/2005      16.15
  9              8/15/2001         9.48              52             3/15/2005      16.45
 10              9/15/2001         9.46              53             4/15/2005      16.45
 11             10/15/2001         9.45              54             5/15/2005      16.45
 12             11/15/2001         9.44              55             6/15/2005      16.45
 13             12/15/2001         9.43              56             7/15/2005      16.45
 14              1/15/2002         9.41              57             8/15/2005      16.45
 15              2/15/2002         9.40              58             9/15/2005      16.64
 16              3/15/2002         9.39              59            10/15/2005      16.64
 17              4/15/2002         9.37              60            11/15/2005      16.64
 18              5/15/2002         9.36              61            12/15/2005      16.64
 19              6/15/2002         9.34              62             1/15/2006      16.64
 20              7/15/2002         9.33              63             2/15/2006      16.64
 21              8/15/2002         9.31              64             3/15/2006      16.64
 22              9/15/2002        11.04              65             4/15/2006      16.64
 23             10/15/2002        11.02              66             5/15/2006      16.64
 24             11/15/2002        11.00              67             6/15/2006      16.64
 25             12/15/2002        10.99              68             7/15/2006      16.64
 26              1/15/2003        10.97              69             8/15/2006      16.64
 27              2/15/2003        10.95              70             9/15/2006      16.64
 28              3/15/2003        11.93              71            10/15/2006      16.64
 29              4/15/2003        11.91              72            11/15/2006      16.64
 30              5/15/2003        11.89              73            12/15/2006      16.64
 31              6/15/2003        12.67              74             1/15/2007      16.64
 32              7/15/2003        12.67              75             2/15/2007      16.64
 33              8/15/2003        12.67              76             3/15/2007      16.64
 34              9/15/2003        14.01              77             4/15/2007      16.64
 35             10/15/2003        14.01              78             5/15/2007      16.64
 36             11/15/2003        14.01              79             6/15/2007      16.64
 37             12/15/2003        14.13              80             7/15/2007      16.64
 38              1/15/2004        14.13              81             8/15/2007      16.64
 39              2/15/2004        14.13              82             9/15/2007      16.64
 40              3/15/2004        15.43              83            10/15/2007      16.64
 41              4/15/2004        15.43              84            11/15/2007      16.64
 42              5/15/2004        15.43

PREPAYMENT SENSITIVITIES

------------- -------------------- -------------------- --------------------- -------------------- --------------------
                    0% CPR               15% CPR              26% CPR               35% CPR              45% CPR
------------- -------------------- -------------------- --------------------- -------------------- --------------------
                     First  Last          First  Last           First  Last          First  Last          First  Last
               Wal    Pay    Pay    Wal    Pay    Pay    Wal     Pay    Pay    Wal    Pay    Pay    Wal    Pay    Pay
------------- ------ ------ ------ ------ ------ ------ ------- ------ ------ ------ ------ ------ ------ ------ ------
To Call

A             20.87  1/01    2/30  4.40   1/01   6/14   2.42    1/01    7/08  1.56    1/01   4/06  1.02    1/01   9/03
M1            27.50  7/25    2/30  8.86   2/05   6/14   5.11    4/04    7/08  4.57   10/04   4/06  3.35    9/03  10/04
M2            27.50  7/25    2/30  8.86   2/05   6/14   5.05    2/04    7/08  4.13    5/04   4/06  3.83   10/04  10/04
B             27.50  7/25    2/30  8.85   2/05   6/14   5.01    1/04    7/08  3.94    1/04   4/06  3.57    2/04  10/04

To Maturity
A             20.89  1/01   11/30  4.73.  1/01   5/27   2.63    1/01   12/17  1.71    1/01   2/13  1.02    1/01   9/03
M1            27.58  7/25   10/30  9.72   2/05   6/24   5.64    4/04    2/15  4.95   10/04   1/11  4.64    9/03  10/09
M2            27.57  7/25   10/30  9.64   2/05   8/22   5.53    2/04    9/13  4.48    5/04  12/09  4.53   10/04   7/07
B             27.55  7/25    9/30  9.31   2/05   8/20   5.28    1/04    3/12  4.13    1/04  12/08  3.72    2/04   9/06
------------- ------ ------ ------ ------ ------ ------ ------- ------ ------ ------ ------ ------ ------ ------ ------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

HOME EQUITY LOANS

(GROUP II)

The Home Equity Loans consist of first lien hybrid and 6-month LIBOR closed-end home equity loans. The loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, thirty-six month, or sixty month period. The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

The information concerning the Initial Home Equity Loans presented below is based on actual balances on a pool originated through October 31, 2000.

HOME EQUITY LOANS (GROUP II)

Number of Loans: Wgt. Avg. Contract Rate: Range of Rates: Wgt. Avg. Orig. Maturity Wgt. Avg. Rem. Maturity Avg. Rem. Principal Balance Wgt. Avg. Orig. LTV	4,038 10.553% 7.30% to 15.70% 359.9 months 358.7 months $123,511 77.36%

HOME EQUITY LOANS (GROUP II)

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

                                        Number of    Aggregate Original    % Loans by Original
Principal Balance at Origination         Loans       Principal Balance     Principal Balance

$       0.01  -    $25,000.00                 37     $     843,005.00            0.17%
$  25,000.01  -    $50,000.00                557        22,431,392.00            4.50
$  50,000.01  -    $75,000.00                936        58,805,518.00           11.79
$  75,000.01  -   $100,000.00                779        68,218,005.50           13.68
$ 100,000.01  -   $125,000.00                628        70,442,323.00           14.12
$ 125,000.01  -   $150,000.00                463        63,454,141.00           12.72
$ 250,000.01  -   $300,000.00                272        74,751,704.00           14.98
$ 300,000.01  -   $400,000.00                258        87,909,647.00           17.62
$ 400,000.01  -   $500,000.00                 92        41,418,848.00            8.30
$ 500,000.01  -   $600,000.00                  7         3,880,350.00            0.78
$ 600,000.01  -   $700,000.00                  3         2,051,250.00            0.41
$ 700,000.01  -   $900,000.00                  5         3,691,800.00            0.74
$ 900,000.01  - $1,000,000.00                  1           950,000.00            0.19
                                               -           ----------            ----
Total(1)                                   4,038     $ 498,847,983.50           100.0%
                                           =====     ================           ======
-----------------
(1)   Percentages do not add to 100% due to rounding

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

HOME EQUITY LOANS (GROUP II)

REMAINING PRINCIPAL BALANCES OF THE LOANS

         Remaining              Number of    Aggregate Remaining   % Loans by Remaining
     Principal Balance             Loans      Principal Balance      Principal  Balance

$       0.01  -    $25,000.00       37        $       842,972.98              0.17%
$  25,000.01  -    $50,000.00      557             22,428,544.46              4.50
$  50,000.01  -    $75,000.00      937             58,849,524.62             11.80
$  75,000.01  -   $100,000.00      779             68,210,324.67             13.68
$ 100,000.01  -   $125,000.00      628             70,450,870.47             14.13
$ 125,000.01  -   $150,000.00      462             63,321,584.36             12.70
$ 250,000.01  -   $300,000.00      272             74,744,421.04             14.99
$ 300,000.01  -   $400,000.00      258             87,899,721.51             17.62
$ 400,000.01  -   $500,000.00       92             41,416,233.89              8.30
$ 500,000.01  -   $600,000.00        7              3,879,683.30              0.78
$ 600,000.01  -   $700,000.00        3              2,050,982.86              0.41
$ 700,000.01  -   $900,000.00        5              3,691,458.42              0.74
$ 900,000.01  - $1,000,000.00        1                950,000.00              0.19
                                     -                ----------              ----

Total(1)                         4,038        $   498,736,322.58             100.0%
                                 =====        ==================             ======
-----------------
(1)   Percentages do not add to 100% due to rounding

HOME EQUITY LOANS (GROUP II)

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                   Number of          Aggregate Remaining         % Loans by Remaining
State                Loans             Principal Balance            Principal Balance

California              686              $ 159,633,911.11                32.01%
Florida                 361                 33,757,851.80                 6.77
Illinois                228                 24,238,234.35                 4.86
Michigan                253                 21,550,745.22                 4.32
Texas                   211                 19,988,907.39                 4.01
Massachusetts           117                 18,965,632.33                 3.80
Colorado                107                 15,257,911.30                 3.06
Ohio                    200                 14,575,294.79                 2.92
Washington               91                 14,247,540.10                 2.86
Minnesota               135                 13,793,708.76                 2.77
Others                1,649                162,726,585.43                32.63
                      -----                --------------                -----
Total(1)              4,038              $ 498,736,322.58               100.0%
                      =====              ================               ======

-----------------------
(1)      Percentages do not add to 100% due to rounding.

HOME EQUITY LOANS (GROUP II)

CURRENT MORTGAGE RATES OF THE LOANS

                              Number of        Aggregate Remaining     % Loans by Remaining
 Mortgage Rate                  Loans           Principal Balance        Principal Balance

7.001 to 7.500%                    7             $  1,627,389.78               0.33%
7.501 to 8.000%                   19                4,147,814.62               0.83
8.001 to 8.500%                   62               13,212,594.15               2.65
8.501 to 9.000%                  185               38,299,031.70               7.68
9.001 to 9.500%                  259               44,641,939.77               8.95
9.501 to 10.000%                 548               80,355,765.97              16.11
10.001 to 10.500%                606               74,638,556.97              14.97
10.501 to 11.000%                788               95,307,458.51              19.11
11.001 to 11.500%                489               51,749,109.69              10.38
11.501 to 12.000%                442               43,638,414.15               8.75
12.001 to 12.500%                261               22,845,121.03               4.58
12.501 to 13.000%                160               14,207,767.85               2.85
13.001 to 13.500%                 88                6,057,481.46               1.21
13.501 to 14.000%                 61                4,546,505.18               0.91
14.001 to 14.500%                 40                2,491,293.63               0.50
14.501 to 15.000%                 19                  764,178.12               0.15
15.001 to 15.500%                  3                  172,750.00               0.03
15.501 to 16.000%                  1                   33,150.00               0.01
                                   -                   ---------               ----
Total(1)                       4,038             $498,736,322.58              100.0%
                               =====             ===============              =====

-----------------

(1)   Percentage do not add to 100% due to rounding

REMAINING MONTHS TO MATURITY OF THE LOANS

                         Number of          Aggregate Remaining         % Loans by Remaining
 Months Remaining         Loans              Principal Balance            Principal Balance

169 TO 180                   5                $    240,940.40                  0.05%
337 TO 348                   1                      98,141.47                  0.02
349 TO 360               4,032                 498,397,240.71                 99.93
                         -----                ---------------                 -----
Total(1)                 4,038                $498,736,322.58                100.00%
                         =====                ===============                =======

-----------------
(1)   Percentage do not add to 100% due to rounding

HOME EQUITY LOANS (GROUP II)

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                                  Number of         Aggregate Remaining    % Loans by Remaining
 Original Loan-to-Value Ratio      Loans            Principal Balance        Principal Balance

 50% or less                         165             $   12,898,098.25            2.59%
 50.001%  to  60.000%                203                 23,590,409.23            4.73
 60.001%  to  70.000%                602                 75,573,558.62           15.15
70.001%  to   75.000%                583                 72,011,486.47           14.44
75.001%  to   80.000%              1,361                166,107,635.11           33.31
80.001%  to   85.000%                490                 65,315,553.16           13.10
85.001%  to   90.000%                561                 74,635,333.34           14.96
90.001%  to   95.000%                 73                  8,604,248.40            1.73
                                      --                  ------------            ----
Total(1)                           4,038               $498,736,322.58          100.0%
                                   =====               ===============          ======
-----------------
(1)   Percentages do not add to 100% due to rounding

LOAN PROGRAM OF THE LOANS

                            Number of    Aggregate Remaining      % Loans by Remaining
Program                        Loans     Principal Balance          Principal Balance

Full Documentation           2,690           $312,936,916.71            62.70%
Stated Documentation         1,116            147,287,179.65            29.53
Limited Documentation          213             35,463,646.81             7.11
Non Income Qualify-std          18              2,752,828.73             0.55
Non Income Verify-std            1                295,750.68             0.06
                                 -                ----------             ----
Total(1)                     4,038           $498,736,322.58           100.0%
                             =====           ===============           ======
-----------------
(1)   Percentages do not add to 100% due to rounding

PURPOSE OF THE LOANS

                          Number of      Aggregate Remaining        % Loans by Remaining
Purpose                   Loans          Principal Balance          Principal Balance

Purchase                    1,383          $174,369,404.93                34.96%
Refinance-Rate Term           585            70,220,176.99                14.08
Refinance-Cash Out          2,070           254,146,740.66                50.96
                            -----          ---------------               -------
Total(1)                    4,038          $498,736,322.58               100.0%
                            =====          ===============               ======
-----------------
(1)   Percentages do not add to 100% due to rounding

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

HOME EQUITY LOANS (GROUP II)

FICO SCORES

                       Number of     Aggregate Remaining      % Loans by Remaining
Fico Scores             Loans        Principal Balance        Principal Balance

TBD                        47         $  4,139,919.04            0.83%
426 to 450                  1               50,366.18            0.01
451 to 475                 30            2,283,987.11            0.46
476 to 500                122           12,351,834.57            2.48
501 to 525                663           68,468,210.49           13.73
526 to 550                638           71,987,359.36           14.43
551 to 575                628           77,621,518.49           15.56
576 to 600                593           76,301,917.55           15.30
601 to 625                500           67,876,217.12           13.61
626 to 650                359           51,108,243.59           10.25
651 to 675                231           32,860,542.88            6.59
676 to 700                113           16,055,536.68            3.22
701 to 725                 51            7,620,746.85            1.53
726 to 750                 33            5,957,777.35            1.19
751 to 775                 20            2,990,130.98            0.60
776 to 800                  8              950,014.34            0.19
801 to 825                  1              112,000.00            0.02
                            -              ----------            ----
Total (1)               4,038         $498,736,322.58           100.0%
                        =====         ===============           ======

-----------------
(1)   Percentages do not add to 100% due to rounding.

PROPERTY TYPES OF THE LOANS

                            Number of     Aggregate Remaining    % Loans by Remaining
Property Type                Loans        Principal Balance       Principal Balance

Single Family Residence       3,261         $ 397,957,835.73         79.79%
Deminimus PUD                   236            39,353,769.84          7.89
2-4 Family                      183            24,647,681.54          4.94
Condo                           100            11,243,086.20          2.25
PUD                              61             8,191,452.26          1.64
Condo-Low Rise <5 floors         87             7,941,429.87          1.59
Manufactured Housing             43             3,126,138.65          0.63
Single Family Attached           32             2,716,516.67          0.54
Condo-High Rise >8 Floors        20             2,003,311.23          0.40
2 Family                          8               753,033.51          0.15
4 Family                          5               621,142.63          0.12
Modular Home                      1                90,953.21          0.02
3 Family                          1                89,971.24          0.02
                                  -                ---------          ----
Total(1)                      4,038          $498,736,322.58         100.0%
                              =====          ===============         ======
----------------
(1)   Percentage do not add to 100% due to rounding.

HOME EQUITY LOAN (GROUP II)

OCCUPANCY STATUS OF THE LOANS

                          Number of     Aggregate Remaining    % Loans by Remaining
Occupancy Status          Loans         Principal Balance        Principal Balance

Owner Occupied            3,742          $ 473,494,474.53           94.94%
Investment                  263             20,802,901.61            4.17
Second Home                  33              4,438,946.44            0.89
                             --              ------------            ----
Total(1)                  4,038           $498,736,322.58          100.0%
                          =====           ===============          ======
----------------
(1)   Percentage do not add to 100% due to rounding.

MONTH OF NEXT RATE ADJUSTMENT OF THE LOANS

Month of Next Rate        Number of     Aggregate Remaining   % Loans by Remaining
Adjustment                Loans         Principal Balance       Principal Balance

TBD                          18         $    1,369,520.01             0.27%
February 2001                 1                 98,141.47             0.02
March 2001                    2                356,000.00             0.07
September 2001                1                 44,850.00             0.01
November 2001                 2                193,569.27             0.04
January 2002                  1                115,274.38             0.02
May 2002                      6                602,803.68             0.12
June 2002                    10              1,653,933.38             0.33
July 2002                   185             25,039,225.27             5.02
August 2002                 913            114,639,278.10            22.99
September 2002            1,293            161,923,326.78            32.47
October 2002                773             87,131,990.98            17.47
April 2003                    1                 71,445.04             0.01
June 2003                     7                833,484.35             0.17
July 2003                    53              6,757,168.37             1.35
August 2003                 293             34,713,881.22             6.96
September 2003              325             44,687,604.28             8.96
October 2003                154             18,504,826.00             3.71
                            ---             -------------             ----
Total(1)                  4,038          $ 498,736,322.58            100.0%
                          =====          ================            ======
--------------
(1) Percentages do not add to 100% due to rounding.

HOME EQUITY LOANS (GROUP II)

GROSS MARGINS OF THE LOANS

                         Number of   Aggregate Remaining      % Loans by Remaining
Gross Margin             Loans       Principal Balance          Principal Balance

TBD                         20       $  1,699,740.01                 0.34%
3.001 to 3.500%              7            736,150.00                 0.15
3.501 to 4.000%             24          3,092,574.00                 0.62
4.001 to 4.500%            107         16,024,752.65                 3.21
4.501 to 5.000%            191         28,306,177.26                 5.68
5.001 to 5.500%            350         45,729,858.67                 9.17
5.501 to 6.000%          1,119        148,857,063.92                29.85
6.001 to 6.500%          1,482        186,068,501.03                37.31
6.501 to 7.000%            618         56,371,510.03                11.30
7.001 to 7.500%             77          7,209,967.50                 1.45
7.501 to 8.000%             36          3,995,453.23                 0.80
8.001 to 8.500%              3            157,684.80                 0.03
8.501 to 9.000%              3            181,024.38                 0.04
9.501 to 10.000%             1            305,864.63                 0.06
                             -            ----------                 ----
Total(1)                 4,038       $498,736,322.58               100.0%
                         =====       ===============               ======
--------------
(1) Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

HOME EQUITY LOANS (GROUP II)

MAXIMUM LOAN RATES OF THE LOANS

                         Number of     Aggregate Remaining    % Loans by Remaining
Maximum Rate              Loans        Principal Balance        Principal Balance

TBD                          20       $   1,699,740.01               0.34%
13.001 to 13.500%             3             984,500.00               0.20
13.501 to 14.000%            13           2,771,453.42               0.56
14.001 to 14.500%            27           4,443,296.48               0.89
14.501 to 15.000%            78          15,402,245.66               3.09
15.001 to 15.500%           121          22,497,403.43               4.51
15.501 to 16.000%           298          46,423,244.52               9.31
16.001 to 16.500%           423          57,789,385.56              11.59
16.501 to 17.000%           731         100,179,360.68              20.09
17.001 to 17.500%           587          72,911,716.61              14.62
17.501 to 18.000%           649          76,146,727.00              15.27
18.001 to 18.500%           392          38,920,412.48               7.80
18.501 to 19.000%           282          27,111,772.26               5.44
19.001 to 19.500%           148          12,417,982.94               2.49
19.501 to 20.000%            93           7,623,222.43               1.53
20.001 to 20.500%            67           4,501,819.43               0.90
20.501 to 21.000%            49           3,788,920.36               0.76
21.001 to 21.500%            36           2,273,236.23               0.46
21.501 to 22.000%            17             643,983.08               0.13
22.001 to 22.500%             3             172,750.00               0.03
22.501 to 23.000%             1              33,150.00               0.01
                              -              ---------               ----
Total(1)                  4,038       $ 498,736,322.58             100.0%
                          =====       ================             ======
--------------
(1) Percentages do not add to 100% due to rounding.

HOME EQUITY LOANS (GROUP II)

MINIMUM LOAN RATES OF THE LOANS

                       Number of     Aggregate Remaining      % Loans by Remaining
Minimum Rate            Loans        Principal Balance          Principal Balance

TBD                        20       $   1,699,740.01                0.34%
7.001 to 7.500%             7           1,627,389.78                0.33
7.501 to 8.000%            19           4,147,814.62                0.83
8.001 to 8.500%            62          13,212,594.15                2.65
8.501 to 9.000%           184          38,009,190.44                7.62
9.001 to 9.500%           259          44,641,939.77                8.95
9.501 to 10.000%          548          80,355,765.97               16.11
10.001 to 10.500%         605          74,535,556.97               14.94
10.501 to 11.000%         780          94,783,515.75               19.00
11.001 to 11.500%         487          51,568,809.69               10.34
11.501 to 12.000%         439          43,276,191.48                8.68
12.001 to 12.500%         259          22,710,821.03                4.55
12.501 to 13.000%         160          14,207,767.85                2.85
13.001 to 13.500%          85           5,951,348.14                1.19
13.501 to 14.000%          61           4,546,505.18                0.91
14.001 to 14.500%          40           2,491,293.63                0.50
14.501 to 15.000%          19             764,178.12                0.15
15.001 to 15.500%           3             172,750.00                0.03
15.501 to 16.000%           1              33,150.00                0.01
                            -              ---------                ----

Total(1)                4,038       $ 498,736,322.58              100.0%
                        =====       ================              ======
--------------
(1) Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number           Number of    Aggregate Remaining    % Loans by Remaining
of Months to Expiration   Loans        Principal Balance        Principal Balance

None (No Penalty)           435         $  51,914,651.93           10.41%
12                           86            15,692,157.02            3.15
24                        2,509           312,730,481.12           62.70
27                            3               414,244.21            0.08
30                            3               267,148.00            0.05
36                          790            95,439,440.44           19.14
42                           16             1,827,403.06            0.37
48                           53             7,062,520.00            1.42
60                          143            13,388,276.80            2.68
                            ---            -------------            ----
Total(1)                  4,038         $ 498,736,322.58          100.0%
                          =====         ================          ======
--------------
(1)      Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS

The Home Equity Loans consist of first lien hybrid and 6-month LIBOR closed-end home equity loans. The loans are subject to semi-annual interest rate adjustments after an initial six month, twenty-four month, thirty-six month, or sixty month period. The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

The information concerning the Initial Home Equity Loans presented below is based on actual balances originated through October 31, 2000.

TOTAL HOME EQUITY LOANS

Number of Loans: Wgt. Avg. Contract Rate: Range of Rates: Wgt. Avg. Orig. Maturity Wgt. Avg. Rem. Maturity Avg. Rem. Principal Balance Wgt. Avg. FICO Wgt. Avg. Margin: Wgt. Avg. Orig. LTV	7,535 10.554% 7.05% to 15.70% 359.9 months 358.7 months $125,855 585 5.94% 77.93%

TOTAL HOME EQUITY LOANS

PRINCIPAL BALANCES AT ORIGINATION OF THE LOANS

                                    Number of     Aggregate Original   % Loans by Original
Principal Balance at Origination     Loans         Principal Balance      Principal Balance

$      0.01  -    $25,000.00            61         $    1,385,600.00          0.15%
$ 25,000.01  -    $50,000.00           872             35,145,181.00          3.71
$ 50,000.01  -    $75,000.00         1,488             92,821,348.00          9.79
$ 75,000.01  -   $100,000.00         1,251            109,539,853.50         11.55
$100,000.01  -   $125,000.00         1,035            116,121,491.35         12.24
$125,000.01  -   $150,000.00           751            102,881,000.00         10.85
$150,000.01  -   $175,000.00           530             85,682,034.00          9.03
$175,000.01  -   $200,000.00           378             70,762,524.00          7.46
$200,000.01  -   $250,000.00           504            112,681,623.00         11.88
$250,000.01  -   $300,000.00           299             81,555,328.00          8.60
$300,000.01  -   $400,000.00           258             87,909,647.00          9.27
$400,000.01  -   $500,000.00            92             41,418,848.00          4.37
$500,000.01  -   $600,000.00             7              3,880,350.00          0.41
$600,000.01  -   $700,000.00             3              2,051,250.00          0.22
$700,000.01  -   $900,000.00             5              3,691,800.00          0.39
$900,000.01  - $1,000,000.00             1                950,000.00          0.10
                                         -                ----------          ----
Total(1)                             7,535           $948,317,159.07        100.0%
                                     =====           ===============        ======
-----------------
(1)   Percentages do not add to 100% due to rounding

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOTAL HOME EQUITY LOANS

REMAINING PRINCIPAL BALANCES OF THE LOANS

 Remaining                     Number of    Aggregate Remaining   % Loans by Remaining
Principal Balance                Loans       Principal Balance       Principal Balance

$       0.01  -    $25,000.00      61         $   1,385,539.42          0.15%
$  25,000.01  -    $50,000.00     872            35,140,995.94          3.71
$  50,000.01  -    $75,000.00   1,489            92,860,237.48          9.79
$  75,000.01  -   $100,000.00   1,251           109,528,607.93         11.55
$ 100,000.01  -   $125,000.00   1,036           116,248,334.55         12.26
$ 125,000.01  -   $150,000.00     749           102,618,179.31         10.82
$ 150,000.01  -   $175,000.00     530            85,672,034.00          9.03
$ 175,000.01  -   $200,000.00     378            70,755,433.49          7.46
$ 200,000.01  -   $250,000.00     504           112,672,288.24         11.88
$ 250,000.01  -   $300,000.00     299            81,547,428.73          8.60
$ 300,000.01  -   $400,000.00     258            87,899,721.51          9.27
$ 400,000.01  -   $500,000.00      92            41,416,233.89          4.37
$ 500,000.01  -   $600,000.00       7             3,879,683.30          0.41
$ 600,000.01  -   $700,000.00       3             2,050,982.86          0.22
$ 700,000.01  -   $900,000.00       5             3,691,458.42          0.39
$ 900,000.01  - $1,000,000.00       1               950,000.00          0.10
                                    -               ----------          ----
Total(1)                        7,535         $ 948,317,159.07        100.00%
                                =====         ================        =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                       Number of   Aggregate Remaining        % Loans by Remaining
State                  Loans       Principal Balance            Principal Balance

California              1,483       $   297,279,041.87             31.35%
Florida                   627            61,654,648.29              6.50
Illinois                  443            51,784,177.43              5.46
Massachusetts             275            43,250,259.68              4.56
Michigan                  435            39,109,578.99              4.12
Texas                     344            34,199,073.17              3.61
Colorado                  228            33,008,667.20              3.48
Georgia                   244            28,555,306.61              3.01
Minnesota                 243            27,129,273.58              2.86
Washington                169            26,631,700.13              2.81
Others                  3,044           305,715,432.12             32.24
                        -----           --------------             -----
Total(1)                7,535       $   948,317,159.07            100.00%
                        =====       ==================            =======
-----------------

(1)   Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS

CURRENT MORTGAGE RATES OF THE LOANS

                            Number of     Aggregate Remaining   % Loans by Remaining
Mortgage Rate                Loans        Principal Balance       Principal Balance

 7.001 to   7.500%             11          $      2,472,687.66          0.26%
 7.501 to   8.000%             34                 6,881,165.88          0.73
 8.001 to   8.500%            131                24,256,948.65          2.56
 8.501 to   9.000%            330                61,506,490.57          6.49
 9.001 to   9.500%            522                84,944,446.75          8.96
 9.501 to  10.000%          1,147               166,083,051.33         17.51
10.001 to  10.500%          1,155               147,993,379.53         15.61
10.501 to  11.000%          1,427               179,049,954.60         18.88
11.001 to  11.500%            882                98,142,138.60         10.35
11.501 to  12.000%            820                86,974,445.65          9.17
12.001 to  12.500%            443                41,726,465.01          4.40
12.501 to  13.000%            275                24,255,026.82          2.56
13.001 to  13.500%            150                10,956,940.80          1.16
13.501 to  14.000%            112                 7,653,348.46          0.81
14.001 to  14.500%             68                 4,076,946.54          0.43
14.501 to  15.000%             24                 1,137,822.02          0.12
15.001 to  15.500%              3                   172,750.00          0.02
15.501 to  16.000%              1                    33,150.00          0.00
                                -                    ---------          ----
Total(1)                    7,535          $    948,317,159.07        100.00%
                            =====          ===================        =======

-----------------
(1)   Percentages do not add to 100% due to rounding.

REMAINING MONTHS TO MATURITY THE LOANS

                      Number of      Aggregate Remaining     % Loans by Remaining
Months Remaining      Loans          Principal Balance         Principal Balance

169 to 180                8          $     413,140.40                0.04%
337 to 348                3                251,736.66                0.03
349 to 360            7,524            947,652,282.01               99.93
                      -----          ----------------               -----
Total(1)              7,535          $ 948,317,159.07              100.00%
                      =====          ================              ======

-----------------
(1)   Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOTAL HOME EQUITY LOANS

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

                               Number of    Aggregate Remaining  % of Loans by Remaining
Original Loan to-Value Ratio   Loans        Principal Balance      Principal Balance

50% or less                       282       $  23,591,015.08            2.49%
50.001% to 60.000%                342          40,830,686.33            4.31
60.001% to 70.000%              1,115         135,083,064.52           14.24
70.001% to 75.000%              1,019         124,717,784.86           13.15
75.001% to 80.000%              2,512         313,302,907.26           33.04
80.001% to 85.000%                977         135,838,140.73           14.32
85.001% to 90.000%              1,159         158,550,406.98           16.72
90.001% to 95.000%                129          16,403,153.31            1.73
                                  ---          -------------            ----
 Total(1)                       7,535       $ 948,317,159.07          100.00%
                                =====       ================          =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

LOAN PROGRAM OF THE LOANS

                           Number of    Aggregate Remaining   % of Loans by Remaining
Program                    Loans        Principal Balance       Principal Balance

Full Documentation          5,010       $   602,306,851.53         63.51%
Stated Documentation        2,095           277,219,787.85         29.23
Limited Documentation         394            63,229,055.32          6.67
Non Income Qualify-std         33             5,068,313.69          0.53
Non Income Verify-std           3               493,150.68          0.05
                                -               ----------          ----
Total(1)                    7,535       $   948,317,159.07        100.00%
                            =====       ==================        =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

PURPOSE OF THE LOANS

                          Number of    Aggregate Remaining   % of Loans by Remaining
Purpose                   Loans        Principal Balance       Principal Balance

Purchase                  2,565        $   325,058,136.60         34.28%
Refinance-Rate Term       1,065            131,373,739.96         13.85
Refinance-Cash Out        3,905            491,885,282.51         51.87
                          -----        ------------------         -----
  Total(1)                7,535        $   948,317,159.07        100.00%
                          =====        ==================        =======
-----------------

(1)   Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOTAL HOME EQUITY LOANS
FICO SCORES

                         Number of    Aggregate Remaining     % Loans by Remaining
Fico Scores              Loans        Principal Balance         Principal Balance

TBD                         77        $     7,225,882.16            0.76%
426 to 450                   1                 50,366.18            0.01
451 to 475                  44              3,732,933.14            0.39
476 to 500                 223             24,149,942.47            2.55
501 to 525                1202            129,516,030.89           13.66
526 to 550                1256            154,964,097.37           16.34
551 to 575                1202            150,963,228.46           15.92
576 to 600                1135            146,980,901.50           15.50
601 to 625                 905            121,449,281.86           12.81
626 to 650                 656             91,717,338.97            9.67
651 to 675                 397             55,048,340.68            5.80
676 to 700                 218             30,795,956.79            3.25
701 to 725                 104             14,129,083.33            1.49
726 to 750                  60              9,858,878.55            1.04
751 to 775                  40              5,570,908.48            0.59
776 to 800                  13              1,923,988.24            0.20
801 to 825                   2                240,000.00            0.03
                             -                ----------            ----
  Total(1)               7,535        $   948,317,159.07          100.00%
                         =====        ==================          =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

PROPERTY TYPES OF THE LOANS

                             Number of   Aggregate Remaining  % Loans by Remaining
Property Type                Loans       Principal Balance      Principal Balancea

Single Family Residence      6,034       $   748,810,347.00         78.96%
Deminimus PUD                  493            79,737,394.19          8.41
2-4 Family                     355            48,015,101.86          5.06
Condo                          197            23,192,205.46          2.45
PUD                            117            16,142,242.15          1.70
Condo-Low Rise<5 floors        156            15,738,257.98          1.66
Manufactured Housing            63             4,932,685.34          0.52
Single Family Attached          56             4,855,653.34          0.51
Condo-High Rise>8 Floors        32             3,355,521.04          0.35
4 Family                        12             1,673,990.05          0.18
2 Family                        16             1,414,386.21          0.15
3 Family                         2               243,671.24          0.03
Modular Home                     2               205,703.21          0.02
                                 -               ----------          ----
Total(1)                     7,535       $   948,317,159.07        100.00%
                             =====       ==================        =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

TOTAL HOME EQUITY LOANS
OCCUPANCY STATUS OF THE LOANS

                         Number of    Aggregate Remaining      % Loans by Remaining
Occupancy Status         Loans        Principal Balance          Principal Balance

Owner Occupied           7,028         $   902,639,410.07           95.18%
Investment                 447              38,129,484.27            4.02
Second Home                 60               7,548,264.73            0.80
                            --               ------------            ----
 Total(1)                7,535         $   948,317,159.07          100.00%
                         =====         ==================          =======
-----------------
(1)   Percentages do not add to 100% due to rounding.

MONTH OF NEXT RATE ADJUSTMENT OF THE LOANS

Month of Next Rate       Number of   Aggregate Remaining      % Loans by Remaining
 Adjustment              Loans       Principal Balance          Principal Balance

TBD                         25       $     1,932,505.68              0.20%
February 2001                1                98,141.47              0.01
March 2001                   3               414,500.00              0.04
April 2001                   1                66,000.00              0.01
July 2001                    1                65,279.01              0.01
September 2001               2               133,166.18              0.01
November 2001                2               193,569.27              0.02
January 2002                 1               115,274.38              0.01
April 2002                   1                55,854.69              0.01
May 2002                     9               998,880.36              0.11
June 2002                   24             3,157,271.74              0.33
July 2002                  361            48,301,077.02              5.09
August 2002               1680           214,364,737.52             22.60
September 2002            2448           313,468,009.12             33.06
October 2002              1441           168,149,934.95             17.73
April 2003                   1                71,445.04              0.01
May 2003                     1                49,249.60              0.01
June 2003                    7               833,484.35              0.09
July 2003                  119            15,447,787.81              1.63
August 2003                550            67,515,997.28              7.12
September 2003             595            80,984,788.60              8.54
October 2003               262            31,900,205.00              3.36
                           ---            -------------              ----
  Total(1)               7,535       $   948,317,159.07            100.00%
                         =====       ==================            =======

-----------------
(1)   Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS
GROSS MARGINS OF THE LOANS

                          Number of   Aggregate Remaining    % Loans by Remaining
Gross Margin              Loans       Principal Balance        Principal Balance

TBD                           27       $     2,262,725.68          0.24%
2.501 to 3.000%                1               220,500.00          0.02
3.001 to 3.500%               15             2,108,150.00          0.22
3.501 to 4.000%               53             6,819,713.11          0.72
4.001 to 4.500%              225            33,550,888.88          3.54
4.501 to 5.000%              406            57,885,821.93          6.10
5.001 to 5.500%              682            88,947,054.97          9.38
5.501 to 6.000%             2082           279,664,079.42         29.49
6.001 to 6.500%             2747           351,734,808.74         37.09
6.501 to 7.000%             1093           105,213,450.48         11.09
7.001 to 7.500%              125            12,178,384.31          1.28
7.501 to 8.000%               61             6,015,219.23          0.63
8.001 to 8.500%               10               920,695.27          0.10
8.501 to 9.000%                6               435,852.42          0.05
9.001 to 9.500%                1                53,950.00          0.01
9.501 to 10.000%               1               305,864.63          0.03
                               -               ----------          ----
Total(1)                   7,535       $   948,317,159.07        100.00%
                           =====       ==================        ======
-----------------
(1)   Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS

MAXIMUM LOAN RATES OF THE LOANS

                         Number of   Aggregate Remaining      % Loans by Remaining
Maximum Rate             Loans       Principal Balance          Principal Balance

TBD                        27         $     2,262,725.68           0.24%
13.001 to 13.500%           3                 984,500.00           0.10
13.501 to 14.000%          23               4,484,471.53           0.47
14.001 to 14.500%          69              10,887,994.08           1.15
14.501 to 15.000%         122              22,456,485.54           2.37
15.001 to 15.500%         249              41,181,699.83           4.34
15.501 to 16.000%         628              94,220,877.45           9.94
16.001 to 16.500%         797             111,741,261.75          11.78
16.501 to 17.000%        1378             189,140,256.51          19.94
17.001 to 17.500%        1119             141,808,064.28          14.95
17.501 to 18.000%        1201             146,743,490.94          15.47
18.001 to 18.500%         693              73,049,348.80           7.70
18.501 to 19.000%         519              53,350,427.49           5.63
19.001 to 19.500%         250              22,579,360.03           2.38
19.501 to 20.000%         174              14,426,961.06           1.52
20.001 to 20.500%         110               7,931,159.26           0.84
20.501 to 21.000%          86               6,102,101.34           0.64
21.001 to 21.500%          61               3,742,446.52           0.39
21.501 to 22.000%          22               1,017,626.98           0.11
22.001 to 22.500%           3                 172,750.00           0.02
22.501 to 23.000%           1                  33,150.00           0.00
                            -                  ---------           ----
Total(1)                7,535         $   948,317,159.07         100.00%
                        =====         ==================         =======

-----------------
(1)   Percentages do not add to 100% due to rounding.

TOTAL HOME EQUITY LOANS

MINIMUM LOAN RATES OF THE LOANS

                          Number of   Aggregate Remaining     % Loans by Remaining
Maximum Rate              Loans       Principal Balance         Principal Balance

TBD                           27      $     2,262,725.68             0.24%
7.001 to 7.500%               11            2,472,687.66             0.26
7.501 to 8.000%               34            6,881,165.88             0.73
8.001 to 8.500%              131           24,256,948.65             2.56
8.501 to 9.000%              329           61,216,649.31             6.46
9.001 to 9.500%              522           84,944,446.75             8.96
9.501 to 10.000%           1,147          166,083,051.53            17.51
10.001 to 10.500%          1,154          147,890,379.53            15.60
10.501 to 11.000%          1,419          178,526,011.84            18.83
11.001 to 11.500%            880           97,961,838.60            10.33
11.501 to 11.000%            816           86,399,422.98             9.11
12.001 to 12.500%            439           41,497,779.34             4.38
12.501 to 12.000%            272           24,045,226.82             2.54
13.001 to 13.500%            147           10,850,807.48             1.14
13.501 to 14.000%            112            7,653,348.46             0.81
14.001 to 14.500%             67            4,030,946.54             0.43
14.501 to 15.000%             24            1,137,822.02             0.12
15.001 to 15.500%              3              172,750.00             0.02
15.501 to 16.000%              1               33,150.00             0.00
                               -               ---------             ----
Total(1)                   7,535      $   948,317,159.07           100.00%
                           =====      ==================           =======

-----------------
(1)   Percentages do not add to 100% due to rounding.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number             Number of    Aggregate Remaining   % of Loans by Remaining
of Months to Expiration     Loans        Principal Balance       Principal Balance

None (No Penalty)             745        $    87,603,576.90           9.24%
12                            172             29,195,578.96           3.08
24                          4,806            612,714,655.68          64.61
27                              4                477,244.21           0.05
30                              9              1,415,373.99           0.15
36                          1,439            177,432,496.04          18.71
42                             24              2,864,153.06           0.30
48                             93             12,622,186.67           1.33
60                            243             23,991,893.56           2.53
                              ---             -------------           ----
Total(1)                    7,535        $   948,317,159.07         100.00%
                            =====        ==================         =======

-----------------
(1)   Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information description above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.